                                                                   Exhibit 10.20

                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT
                             DATED OCTOBER 31, 1997

            THIS FIRST AMENDMENT (this "First Amendment") is entered into as of February 19, 1998, by and between Medscape, Inc. (the "Company") and each of the persons listed on Schedule A hereto (collectively, the "Series C Investors").

            WHEREAS, the Company and the Series C Investors entered into that certain Stock Purchase Agreement dated as of October 31, 1997 (the "Stock Purchase Agreement");

            WHEREAS, on October 27, 1997, the Company filed in the Office of the Secretary of State of New York a Restated and Amended Certificate of Incorporation (the "Restated Certificate") setting forth, among other things, the designations, rights, preferences and privileges and qualifications, limitations and restrictions of the Series C Preferred Stock;

            WHEREAS, pursuant to Section 10 of the Stock Purchase Agreement, the Series C Investors granted the Company the right to sell up to 1,100,000 additional shares of Series C Preferred Stock or Common Stock, or warrants to purchase such Series C Preferred Stock or Common Stock, to Additional Investors within ninety days after the Closing, and pursuant to Section 5(c)(ii)(D) of the Restated Certificate, the Company may issue up to 1,100,000 shares of Additional Stock (as defined in the Restated Certificate) prior to January 29, 1998 without effecting the adjustments in conversion price contemplated therein;

            WHEREAS, the Company has received a written offer from Blumenstein/Thorne Information Partners I, L.P. ("BTIP") to purchase 699,301 Acquired Preferred Shares for an aggregate purchase price of $3,000,000, or $4.29 per share, on substantially the same terms and conditions as set forth in the Stock Purchase Agreement, subject to certain amendments agreed upon by the Company and BTIP, and upon consummation thereof BTIP has agreed to execute the Stock Purchase Agreement as of October 31, 1997 as though executed on that date and become bound by substantially all of the terms, conditions and obligations thereof, subject to certain amendments agreed upon by the Company and BTIP (the "BTIP Sale");

            WHEREAS, it is impracticable to consummate the BTIP Sale within ninety days after the Closing or prior to January 29, 1998;

            WHEREAS, the Company and the Series C Investors desire that BTIP become an Additional Investor and have agreed to waive the ninety day time period referred to in Section 10 of the Stock Purchase Agreement in order to permit the Company to consummate the BTIP Sale;

            WHEREAS, pursuant to the terms of the Stock Purchase Agreement, as heretofore in effect, for purposes of preventing the dilution of the interests of the Series C Investors as a result of the BTIP Sale, the Conversion Price of the Series C Preferred Stock would be reduced to $4.29 per share upon the consummation of the BTIP Sale;

            WHEREAS, it is intended that the adjustment to the Conversion Price satisfy the antidilution provisions of Treasury Regulation ss.1.305-7(b); and

            WHEREAS, it is necessary to amend the Stock Purchase Agreement to reflect the aforesaid agreements.

            NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt of which is mutually acknowledged, the parties hereto agree as follows:

            SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement.

            SECTION 2. Amendments. The Stock Purchase Agreement is hereby amended as follows:

                  (a) In Section 10, solely for purposes of consummating the BTIP Sale, the phrase "within ninety (90) days after the date of the Closing," is deleted in its entirety;

                  (b) Upon (i) BTIP's payment to the Company of the purchase price for that number of Acquired Preferred Shares set forth opposite its name on revised Schedule A attached hereto, and (ii) BTIP's execution of the Addendum Signature Page to the Stock Purchase Agreement, attached hereto as Schedule B, BTIP shall be deemed an Additional Investor and the Addendum Signature Page shall be made part of the Stock Purchase Agreement.

                  (c) Schedule A of the Stock Purchase Agreement is hereby amended and restated in its entirety as Schedule A hereto.

                  (d) Schedule 6.3 of the Stock Purchase Agreement is hereby amended and restated in its entirety as Schedule 6.3 hereto.

            SECTION 3. Conditions to Effectiveness. This First Amendment shall become effective upon the execution hereof by the Company and each of the Series C Investors.

            SECTION 4. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 5. Captions. The captions in this First Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 6. Stock Purchase Agreement to Remain in Full Force and Effect. Except as amended hereby, the Stock Purchase Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Stock

Purchase Agreement to "herein," or words of like import, and all references to the Stock Purchase Agreement in any agreement or document shall hereafter be deemed to refer to the Stock Purchase Agreement, as amended hereby.

            SECTION 7. Governing Law. This First Amendment shall be governed and construed in accordance with the laws of the State of New York.

            SECTION 8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together, shall constitute but one and the same amendment.

              [The remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first set forth above.

                                               MEDSCAPE, INC.


                                               By: /s/
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                   INVESTORS:

CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-1(A)
Investment Fund

By: /s/ Masahiro Aozono
    --------------------------------
    Name: Masahiro Aozono
    Title: President


CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-1(B)
Investment Fund

By: /s/ Masahiro Aozono
    --------------------------------
    Name: Masahiro Aozono
    Title: President


CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-2 Investment
Fund

By: /s/ Masahiro Aozono
    --------------------------------
    Name: Masahiro Aozono
    Title: President


MEDIA TECHNOLOGY VENTURES,
L.P.

By: /s/ Barry Weinman
    --------------------------------
    Name: Barry Weinman
    Title: General Partner


MEDIA TECHNOLOGY VENTURES
ENTREPRENEURS FUND, L.P.

By: /s/ Barry Weinman
    --------------------------------
    Name: Barry Weinman
    Title: General Partner


ROBERT BERNHARD, WILLIAM L.
BERNHARD, FRANK A. WEIL, AND
LAWRENCE B.
BUTTENWEISER TRUSTEES U/A
DATED 9/3/64 F/B/O ROBERT A.
BERNHARD FAMILY

By: /s/ Robert A. Bernhard
    --------------------------------
    Name:  Robert A. Bernhard
    Title: Trustee


ROBERT BERNHARD, WILLIAM L.
BERNHARD, JOHN L. LOEB, AND

BENJAMIN J. BUTTENWEISER
TRUSTEES U/W/D DOROTHY
L. BERNHARD F/B/O ROBERT A.
BERNHARD ARTICLE 9TH

By: /s/ Robert A. Bernhard
    --------------------------------
    Name:  Robert A. Bernhard
    Title: Trustee


APA EXCELSIOR IV, L.P.

By:  APA Excelsior IV Partners, L.P.
     its General Partner

By:  Patricof & Co. Managers, Inc.
     its General Partner

By: /s/
    --------------------------------
    Name:
    Title:


APA EXCELSIOR IV/OFFSHORE, L.P.

By:  Patricof & Co. Ventures, Inc.
     its Investment Advisor

By: /s/
    --------------------------------
    Name:
    Title:


THE PATRICOF PRIVATE
INVESTMENT CLUB, L.P.

By:  APA Excelsior IV Partners, L.P.
     its General Partner

By:  Patricof & Co. Managers, Inc.
     its General Partner

By: /s/
    --------------------------------
    Name:
    Title:


WORMSER FRERES

By: /s/ Marcel Wormser
    --------------------------------
    Name: Marcel Wormser
    Title: Administrateur


BE PARTNERS

By: /s/ Timothy Sommerfield
    --------------------------------
    Name: Timothy Sommerfield
    Title: Partner

/s/ Robert Lessin
--------------------------------
Robert Lessin


OPPENHEIMER & CO., INC.

By:/s/ Matthew J. Maryles
    --------------------------------
   Name: Matthew J. Maryles
   Title: Managing Director

TOLEDOT INVESTMENTS, L.P.

By: /s/
    --------------------------------
    Name: Richard
    Title: General Partner

/s/ Esther Dyson
------------------------------------
Esther Dyson

/s/ Victor Scaravilli
------------------------------------
Victor Scaravilli

/s/ Roger Mulvihill
------------------------------------
Roger Mulvihill

/s/ Mary Mulvihill
------------------------------------
Mary Mulvihill

/s/ Mark Braunstein
------------------------------------
Mark Braunstein, M.D.


ACKNOWLEDGED AND AGREED:


BLUMENSTEIN/THORNE
INFORMATION PARTNERS I, L.P.

      By:  Blumenstein/Thorne
Information Partners L.L.C.,
      its General Partner

      By: /s/ Oakleigh Thorne
          --------------------------
Name: Oakleigh Thorne
Title: Co-President

                                   SCHEDULE A

================================================================================
                                                       Number of
                                                       Acquired
Investor                 Address                        Shares    Purchase Price
--------                 -------                        ------    --------------
--------------------------------------------------------------------------------
CSK Venture Capital Co., 7th Floor, Kenchiku-kaikan,    434,783(1)   $2,000,000
Ltd.                     5-26-20 Shiba, Minato-ku,
                         Tokyo, 108, Japan
--------------------------------------------------------------------------------
Media Technology         One First Street,              385,150      $1,771,690
Ventures, L.P.           Suite 12
                         Los Altos, CA 94022
--------------------------------------------------------------------------------
Media Technology         One First Street,               49,730      $  228,758
Ventures Entrepreneurs   Suite 12
Fund, L.P.               Los Altos, CA 94022
--------------------------------------------------------------------------------
Robert Bernhard, William c/o Bernhard                    32,609      $  150,000
L. Bernhard, Frank A.    Management
Weil, and Lawrence B.    6 East 43rd Street
Buttenweiser, Trustees   28th Floor
U/A Dated 9/3/64 F/B/O   New York, NY 10017
Robert A. Bernhard
Family
--------------------------------------------------------------------------------
Robert Bernhard, William c/o Bernhard                    32,608      $  150,000
L. Bernhard, John L.     Management
Loeb, and Benjamin J.    6 East 43rd Street
Buttenweiser, Trustees   28th Floor
U/W/D Dorothy L.         New York, NY 10017
Bernhard F/B/O Robert A.
Bernhard Article 9th
--------------------------------------------------------------------------------
Wormser Freres           Banque D'Escompte              108,696      $  500,000
                         13 Blvd. Haussmann
                         75009 Paris, France
--------------------------------------------------------------------------------
Oppenheimer & Co., Inc.  World Financial Center          65,217      $  300,000
                         39th Floor
                         New York, NY 10281
                         Attn: Dave Shotland
--------------------------------------------------------------------------------
RHL Ventures LLC         c/o Robert Lessin               54,348      $  250,000
                         131 South Woodland St.
                         Englewood, NJ 07631
--------------------------------------------------------------------------------
Victor Scaravilli        c/o Mole Constructors           21,739      $  100,000
                         29100 Hall Street
                         Solon, OH 44139-3090
--------------------------------------------------------------------------------
Richard Linhart          c/o Opus Capital Partners       10,870      $   50,000
                         1776 Broadway
                         18th Floor
                         New York, NY 10019
--------------------------------------------------------------------------------

--------
(1) Includes 123,974 shares of Series C Preferred Stock to be issued to CSK as a result of the Series B Exchange.

--------------------------------------------------------------------------------
Roger Mulvihill          c/o Dechert, Price & Rhoads      3,261      $   15,000
                         30 Rockefeller Plaza
                         23rd Floor
                         New York, NY 10112
--------------------------------------------------------------------------------
Mary Mulvihill           c/o Dechert, Price & Rhoads      7,609      $   35,000
                         30 Rockefeller Plaza
                         23rd Floor
                         New York, NY 10112
--------------------------------------------------------------------------------
BE Partners              440 So. LaSalle Street          21,739      $  100,000
                         Suite 1124
                         Chicago, IL 60605
--------------------------------------------------------------------------------
Esther Dyson             c/o EDventure Holdings, Inc.    10,870      $   50,000
                         104 Fifth Avenue
                         20th Floor
                         New York, NY 10011-6901
--------------------------------------------------------------------------------
Mark Braunstein, M.D.    c/o Patient Care Technologies   10,870       $  50,000
                         2 Executive Park West NE
                         Atlanta, GA 30329
--------------------------------------------------------------------------------
APA Excelsior IV, L.P.   c/o Patricof & Co.             181,826      $  836,400
                           Ventures, Inc.
                         445 Park Avenue
                         New York, NY 10022
--------------------------------------------------------------------------------
APA Excelsior IV         c/o Patricof & Co.              32,087      $  147,600
Offshore, L.P.             Ventures, Inc.
                         445 Park Avenue
                         New York, NY 10022
--------------------------------------------------------------------------------
The Patricof Private     c/o Patricof & Co.               3,478      $   15,999
Investment Club            Ventures, Inc.
                         445 Park Avenue
                         New York, NY 10022
--------------------------------------------------------------------------------
Blumenstein/Thorne       c/o Blumenstein/Thorne         699,301(2)   $3,000,000
Information Partners I,  Information Partners L.L.C.
L.P.                     P.O. Box 871
                         Lake Forest, IL 60045
================================================================================

----------
(2)   Acquired at a purchase price of $4.29 per share.

                                   SCHEDULE B

               Addendum Signature Page to Stock Purchase Agreement

                             ADDENDUM SIGNATURE PAGE
                                       TO
                            STOCK PURCHASE AGREEMENT
                                 BY AND BETWEEN
                                 MEDSCAPE, INC.
                                       AND
                    EACH OF THE PERSONS LISTED ON SCHEDULE A
                             DATED: OCTOBER 31, 1997

            This Agreement is executed by the undersigned on February 19, 1998, as though the undersigned were an original party to this Agreement as of October 31, 1997; provided, however, that for purposes of the undersigned's execution of this Agreement and its purchase of 699,301 Acquired Preferred Shares, the Purchase Price shall be $4.29 per share.

                                   BLUMENSTEIN/THORNE INFORMATION
                                   PARTNERS I, L.P.

                                   By:      Blumenstein/Thorne Information
                                            Partners L.L.C., its General Partner

                                   By:      /s/ Oakleigh Thorne
                                            --------------------------
                                            Name:  Oakleigh Thorne
                                            Its:      Co-President

                                  SCHEDULE 6.3

                                                     Shares Owned                            Options Granted
                                  ------------------------------------------------------     ---------------
                                  Series A  Series B  Series C    Class A    Class B
                                  Preferred Preferred Preferred   Common     Common                    Total
Stockholders                      Stock     Stock     Stock       Stock      Stock                     Options
------------                      -----     -----     -----       -----      -----                     -------
The Excelsior Fund I               788,200                        264,600

Peter Frishauf                                                    431,600   122,600                   103,800

Timothy Fallon                                                                                        324,000

Robert Bernhard                                                             130,600                    35,000

Alan Patricof
  (and designees)                                                             6,000                    46,000

Esther Dyson                                          10,870                  3,000                    15,000

Arthur Bushkin                                                                6,000                    12,000

Stephen Smith                                                                16,800                    45,601

Gregory Fortescue                                                             3,089

Jerry Donnelly                                                                  102

Katharine Rice                                                               21,600                    72,000

Stephen Frishauf                                                             32,200

Patricof & Co. Ventures, Inc.                                                31,200

APA Excelsior IV, L.P.                               181,826

APA Excelsior IV/Offshore, L.P.                       32,087

The Patricof Private Investment Club                   3,478

Louis Del Guercio                                                            15,600

Janice Beam                                                                  11,600

Richard Bassin                                                                4,000

Medscape Employees                                                                                    227,328

Employee Reserved Options                                                                             256,253

SCP Employees                                                                                         235,827

CSK Venture
  Capital Co., Ltd.                                  434,783

Media Technology
  Ventures, L.P.                                     385,150

Media Technology Ventures
  Entrepreneurs Fund, L.P.                            49,730

                                                     Shares Owned                            Options Granted
                                  ------------------------------------------------------     ---------------
                                  Series A  Series B  Series C           Class A    Class B
                                  Preferred Preferred Preferred          Common     Common             Total
Stockholders                      Stock     Stock     Stock              Stock      Stock              Options
------------                      -----     -----     -----              -----      -----              -------

Robert Bernhard,
  William L. Bernhard,
  Frank A. Weil, and Lawrence
  B. Buttenweiser, Trustees U/A
  Dated 9/3/64 F/B/O Robert A.
  Bernhard Family                                     32,609

Robert Bernhard, William L. Bernhard,
  John L. Loeb, and Benjamin J.
  Buttenweiser, Trustees U/W/D
  Dorothy L. Bernhard F/B/O Robert A.
  Bernhard Article 9th                                32,608

Wormser Freres                                       108,696

Oppenheimer & Co., Inc.                               65,217

RHL Ventures LLC                                      54,348

Richard Linhart                                       21,739

Victor Scaravilli                                     21,739

BE Partners                                           21,739

Roger Mulvihill                                        3,261

Mary Mulvihill                                         7,609

Mark Braunstein, M.D.                                 10,870

Blumenstein/Thorne Information
  Partners I, L.P.                                   699,301

                                    ------- -------- --------           -------   -------           ---------
TOTAL:                              788,200    0     2,177661           431,600   668,991           1,372,809